UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2020
OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10945		95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

11911 FM 529	Houston,	TX	77041
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.25 per share	OII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.
The information set forth below in Item 5.03 regarding the amendment and restatement of the amended and restated bylaws of Oceaneering International, Inc. (“Oceaneering”) is incorporated by reference into this Item 3.03.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment and Restatement of Bylaws
Effective as of August 20, 2020, Oceaneering's Board of Directors, acting upon the recommendation of its Nominating and Corporate Governance Committee, adopted and approved amended and restated bylaws. The amendments reflected in the amended and restated bylaws, include, among other things, changes:
• modifying the notice provisions for stockholders to propose nominees for election as directors or to propose other business to be considered at annual meetings of the stockholders to:
- expand the period during which a stockholder may provide a notice of proposed nominees for election as directors or to propose any such other business by an additional 30 days;
- require that the stockholder proponent (and, if different, the beneficial owner) must be a stockholder (or beneficial owner) at the time of the meeting (in addition to as of the record date);
- require that the stockholder proponent provide specified information or make representations, including as to: (1) the existence of certain agreements, arrangements or understandings, including any relating to acquiring, holding or voting shares, or changing or influencing control of the Company; (2) transactions in Oceaneering’s stock in the six-month period prior to the date of the proposal notice; (3) the intention to appear in person at the meeting to make the nomination(s)/business proposal(s); and (4) the intention to continue to hold shares through the date of the meeting;
- require notification from the stockholder proponent if any of the information provided in the notice relating to its nomination/business proposal changes, as of the date that is 10 business days prior to the date of the meeting;
- require that a nominee for election or reelection as a director must deliver a questionnaire and a written representation and agreement, each in a standard form;
• modifying the provisions relating to stockholder action by written consent to, among other things, require information from a stockholder proponent similar to the information required for nominations/proposals at stockholder meetings;
• adding a director confidentiality provision; and
• conforming and clarifying provisions relating to the foregoing.
The foregoing is merely a summary of the amendments to Oceaneering's amended and restated bylaws and is qualified in its entirety by reference to Oceaneering's amended and restated bylaws, a copy of which is included as Exhibit 3.1 to this Form 8-K and is incorporated into this Item 5.03 by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Index to Exhibits

3.01	Amended and Restated Bylaws

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	August 21, 2020	By:	/S/ DAVID K. LAWRENCE
David K. Lawrence
Senior Vice President, General Counsel and Secretary